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                                  Mutual Fund
                                 Annual Report
                               December 31, 2000

                                                                   Institutional

Liquid Assets Fund
Formerly Liquid Assets Institutional

                                [GRAPHIC OMITTED]
                                A MEMBER OF THE
                               DEUTSCHE BANK GROUP

Liquid Assets Fund Institutional
-------------------------------------------------------------------------------
TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS .....................................  3

              LIQUID ASSETS FUND INSTITUTIONAL

                 Statement of Assets and Liabilities .....................  5
                 Statement of Operations .................................  6
                 Statements of Changes in Net Assets .....................  7
                 Financial Highlights ....................................  8
                 Notes to Financial Statements ...........................  9
                 Report of Independent Accountants ....................... 11

              LIQUID ASSETS PORTFOLIO

                 Schedule of Portfolio Investments ....................... 12
                 Statement of Assets and Liabilities ..................... 16
                 Statement of Operations ................................. 17
                 Statements of Changes in Net Assets ..................... 18
                 Financial Highlights .................................... 19
                 Notes to Financial Statements ........................... 20
                 Report of Independent Accountants ....................... 22



            --------------------------------------------------------
                The Fund is not insured by the FDIC and is nota deposit, obligation of or guaranteed by Deutsche
                 Bank. The Fund is subject to investment risks,
                   including possible loss of principal
                                amount invested.
            --------------------------------------------------------

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                                        2

Liquid Assets Fund Institutional
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

We are pleased to present you with this annual report for Liquid Assets Fund Institutional (the 'Fund'), providing a detailed review of the market, the Portfolio, and our outlook. Included are a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
The year 2000 in the money markets can be described as a dichotomy. The first half of the year was characterized by solid economic growth and expansion, resulting in higher yields. As the second half of the year progressed, the market began to anticipate an economic slowdown, which led to a money market rally and a dramatic decline in yields.

AS THE FIRST HALF OF THE YEAR PROGRESSED, THE US ECONOMY CONTINUED TO EXPAND, CAUSING ALARM AMONG INVESTORS THAT INFLATION MAY BE IMMINENT AND THAT THE FEDERAL RESERVE BOARD MAY CONTINUE ITS TIGHTENING CYCLE.

o The ongoing strength of the economy was reflected in low unemployment and soaring existing home sales, durable goods orders and retail sales.
o Taking a hard stance, the Federal Reserve Board followed up its 0.75% rate increase in 1999 with three additional interest rate hikes, totaling another 1.00%, bringing the targeted federal funds rate to 6.50%.

THE US ECONOMY BEGAN SHOWING SIGNS OF SLOWING IN THE THIRD QUARTER, REFLECTING THE LAGGED EFFECT OF THE 1.75% OF INTEREST RATE INCREASES BY THE FEDERAL RESERVE BOARD OVER THE PREVIOUS TWELVE MONTHS.
o Consumer demand, manufacturing activity and employment all began to contract.
o The increased cost of energy reduced the profitability of corporations, which found it hard to pass price increases on to their customers.
o While holding interest rates steady, the Federal Reserve Board explained that it would maintain its inflation vigil while trying to determine whether the slowdown in domestic demand was 'tentative and preliminary' or if the significant tightenings over the last year and a half had produced the desired results.

THE SLOWDOWN IN THE ECONOMY ACCELERATED DURING THE FOURTH QUARTER, AS CONSUMER DEMAND AND INDUSTRIAL PRODUCTION FALTERED AND BUSINESSES SOUGHT TO TRIM UNWANTED INVENTORIES.
o In particular, consumer spending on motor vehicles and other big ticket items was sluggish.
o Analysts reduced corporate earnings expectations and equity prices continued to slump.
o Additionally, deterioration in credit quality made investors concerned about lending to corporate issuers, particularly in the longer end of the yield curve. Consequently, yield spreads on these longer-term issues widened against US Treasuries.
o A combination of investors becoming more risk averse and thus moving to shorter maturities along with money fund managers' reluctance to extend their portfolios due to typical year-end liquidity concerns supported an expensive market at the short end of the yield curve.
o The Federal Reserve Board held interest rates steady through the balance of the year, but did make an unprecedented move by shifting directly from a tightening to an easing bias at its December 19th meeting.

INVESTMENT REVIEW
By staying disciplined to the purchase of high quality instruments and actively adjusting sector allocation and the duration of the Portfolio as market conditions changed, we were able to produce highly competitive yields in Liquid Assets Fund Institutional for the annual period.

Once Y2K liquidity issues were behind us, we were able to once again focus on the economy and normal, technical factors. Thus, our strategy in the first half of the year was to 'barbell' the Portfolio, combining floating rate notes and short-term paper with some longer dated securities. This strategy proved to be effective, enabling us not only to quickly capture the higher yield when the Federal Reserve Board increased rates but also to take advantage of a steep yield curve. During the third quarter, we extended the Portfolio's weighted average maturity slightly, primarily through six-month paper. Toward the

--------------------------------------------------------------------------------
                                        3
end of the fourth quarter, we managed to a slightly shorter duration for typical year-end liquidity purposes. Throughout the second half, we continued to maintain at least 20% of the Portfolio in floating rate securities.

MANAGER OUTLOOK
The rapid deceleration in the economy at the end of 2000 provided the catalyst for the Federal Reserve Board to lower the targeted federal funds rate and discount rate by 0.50% on January 3, 2001. This surprise move -- coming between scheduled meetings -- came at an inopportune time for many money market funds. The reason is that most money market funds are managed with a shorter relative duration at year end for liquidity purposes. Consequently, this excess cash had to be reinvested at the beginning of the year at lower rates.

We believe that the Federal Reserve Board will continue to ease monetary policy throughout the first half of the new year. Expectations of a controlled decline in growth have been replaced by fears of a 'hard landing.' Ultimately, we expect the US economy to return to a moderate growth path, but probably not in the first quarter of 2001. The duration and depth of the current slowdown will likely be dependent upon consumers and businesses regaining optimism about the economy. In addition to monetary policy, fiscal policy and the potential for generous tax breaks may be determining factors that could provide significant stimulus to the economy.

For the near term, we intend to extend the average duration of Liquid Assets Fund Institutional because we feel the Federal Reserve Board will continue to lower interest rates, possibly as early as their next meeting in late January. We also intend to maintain a significant floating rate note position. We believe floating rate securities have value compared to traditional certificates of deposit and commercial paper. We also intend to continue to choose high quality issuers in an effort to avoid potential downgrades as the US economy slows.

We will, of course, continue to closely observe economic conditions and how they affect the financial markets, as we seek to provide high current income consistent with liquidity and capital preservation.

As  always,   we  appreciate   your  ongoing   support  of  Liquid  Assets  Fund
Institutional, and we look forward to continuing to serve your investment needs for many years ahead.

/S/ DARLENE M. RASEL

Darlene M. Rasel
Portfolio Manager of LIQUID ASSETS PORTFOLIO
December 31, 2000


                                                       CUMULATIVE TOTAL                     AVERAGE ANNUAL
                                                                RETURNS                      TOTAL RETURNS          ANNUALIZED
                                      ---------------------------------  ---------------------------------  ------------------
                                                                                                              7 day      7 day
   Periods   ended                    Past 1  Past 3  Past 5      Since  Past 1  Past 3  Past 5      Since  current  effective
   December 31, 2000                    year   years   years  inception    year   years   years  inception    yield      yield

 Liquid Assets Fund Institutional(1)
   (inception 12/11/95)                 6.49%  18.25%  31.69%     32.11%     6.49%   5.75%   5.66%      5.66%     6.64%(2) 6.86%(2)
-----------------------------------------------------------------------------------------------------------------------------------

 iMoneyNet -- First Tier Institutional
   Money Funds Average(3)               6.18%  17.43%  30.44%     30.44%(4)  6.18%   5.50%   5.45%      5.45%(4)  6.25%    6.44%
-----------------------------------------------------------------------------------------------------------------------------------


(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.Yields and total return will fluctuate.The yields quoted more closely reflect the Fund's current earnings than the total return quotations.'Current yield' refers to the income generated by an investment in the Fund over a 7-day period.This income is then 'annualized'. The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.The 'effective yield' will be slightly higher than the 'current yield' because of the compounding effect of this assumed reinvestment. Total return figures assume the reinvestment of dividends. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.

     An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(2) For the 16-month period beginning December 31, 1999, the investment advisor and administrator contractually agreed to waive part of their fees and reimburse certain expenses. Without such waivers the Fund's 7-day current and effective yields would have been 6.55% and 6.77%, respectively.

(3) Money Fund Report Averages are compiled by iMoneyNet,Inc. (formerly IBC Financial Data, Inc.), an independent money market mutual fund rating service. Money Fund Report Averages are averages for categories of similar money market funds. Averages do not reflect expenses, which have been deducted from the Fund's returns.

(4)  Benchmark returns are for the periods beginning December 31, 1995.

--------------------------------------------------------------------------------
                                       4

Liquid Assets Fund Institutional
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                          DECEMBER 31, 2000
ASSETS
   Investment in Liquid Assets Portfolio, at value .......................   $3,494,085,264
   Prepaid expenses and other ............................................           13,471
                                                                             --------------
Total assets .............................................................    3,494,098,735
                                                                             --------------
LIABILITIES
   Dividends payable .....................................................       18,443,089
   Due to Bankers Trust ..................................................          219,338
   Accrued expenses and other ............................................           53,303
                                                                             --------------
Total liabilities ........................................................       18,715,730
                                                                             --------------
NET ASSETS ...............................................................   $3,475,383,005
                                                                             ==============
COMPOSITION OF NET ASSETS
   Paid-in capital .......................................................   $3,475,230,470
   Accumulated net realized gains from investment transactions ...........          152,535
                                                                             --------------
NET ASSETS ...............................................................   $3,475,383,005
                                                                             ==============
SHARES OUTSTANDING ($0.001 par value per share, unlimited number of shares
   of beneficial interest authorized) ....................................    3,475,230,470
                                                                             ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding) ............................   $         1.00
                                                                             ==============


See Notes to Financial Statements.
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                                       5

Liquid Assets Fund Institutional
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                              FOR THE YEAR ENDED
                                                               DECEMBER 31, 2000

INVESTMENT INCOME
   Income allocated from Liquid Assets Portfolio, net .......     $ 244,401,395
                                                                  -------------
EXPENSES
   Administration and services fees .........................         1,925,476
   Registration fees ........................................            50,696
   Professional fees ........................................            35,888
   Printing and shareholder reports .........................            23,901
   Trustees fees ............................................             6,557
   Miscellaneous ............................................            36,307
                                                                  -------------
Total expenses ..............................................         2,078,825
Less: fee waivers or expense reimbursements .................          (153,349)
                                                                  -------------
Net expenses ................................................         1,925,476
                                                                  -------------
NET INVESTMENT INCOME .......................................       242,475,919

NET REALIZED LOSS FROM INVESTMENT TRANSACTIONS ..............           (17,731)
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..................     $ 242,458,188
                                                                  =============

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       6

Liquid Assets Fund Institutional
--------------------------------------------------------------------------------
STATEMENTS OFCHANGES IN NET ASSETS

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                                       2000                1999
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ...............................   $    242,475,919    $    175,837,107
   Net realized gain (loss) from investment transactions            (17,731)             17,616
                                                           ----------------    ----------------
Net increase in net assets from operations .............        242,458,188         175,854,723
                                                           ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...............................       (242,475,919)       (175,837,107)
                                                           ----------------    ----------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   (at net asset value of $1.00 per share)
   Proceeds from sales of shares .......................     14,108,855,297      11,904,284,284
   Cost of shares redeemed .............................    (13,953,032,220)    (11,958,883,917)
                                                           ----------------    ----------------
Net increase (decrease) from capital transactions
   in shares of beneficial interest ....................        155,823,077         (54,599,633)
                                                           ----------------    ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ................        155,805,346         (54,582,017)
NET ASSETS
   Beginning of year ...................................      3,319,577,659       3,374,159,676
                                                           ----------------    ----------------
   End of year .........................................   $  3,475,383,005    $  3,319,577,659
                                                           ================    ================

See Notes to Financial Statements.
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                                       7

Liquid Assets Fund Institutional
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated for Liquid Assets Fund Institutional.

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                         2000            1999          1998           1997            1996
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                 $     1.00      $     1.00    $     1.00     $     1.00      $     1.00
                                                   ----------      ----------    ----------     ----------      ----------
INCOME FROMINVESTMENT OPERATIONS
   Net investment income                                 0.06            0.05          0.05           0.05            0.05
   Net realized gain (loss) from
     investment transactions                            (0.00)(1)        0.00(1)       0.00(1)       (0.00)(1)        0.00(1)
                                                   ----------      ----------    ----------     ----------      ----------
Total from investment operations                         0.06            0.05          0.05           0.05            0.05
                                                   ----------      ----------    ----------     ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                                (0.06)          (0.05)        (0.05)         (0.05)          (0.05)
                                                   ----------      ----------    ----------     ----------      ----------
NET ASSET VALUE, END OF YEAR                           $ 1.00          $ 1.00        $ 1.00         $ 1.00          $ 1.00
                                                   ==========      ==========    ==========     ==========      ==========
TOTAL INVESTMENT RETURN                                  6.49%           5.17%         5.57%          5.63%           5.45%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted)                                $3,475,383      $3,319,578    $3,374,160     $3,316,815      $1,943,024
   Ratios to average net assets:
     Net investment income                               6.31%           5.09%         5.43%          5.48%           5.32%
     Expenses after waivers, including
        expenses of the Liquid Assets
        Portfolio                                        0.16%           0.16%         0.16%          0.16%           0.04%
     Expenses before waivers, including
        expenses of the Liquid Assets
        Portfolio                                        0.25%           0.25%         0.26%          0.25%           0.26%

--------------------------------------------------------------------------------
(1) Less than $0.01 per share.


See Notes to Financial Statements.
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                                        8

Liquid Assets Fund Institutional
--------------------------------------------------------------------------------
NOTES TOFINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
BT Institutional Funds (the 'Trust') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as an open-end management investment company. The Trust was organized on March 26, 1990, as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Liquid Assets Fund Institutional (the 'Fund') is one of the institutional funds offered to investors by the Trust. The Fund began operations and offering shares of beneficial interest on December 11, 1995.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Liquid Assets Portfolio (the 'Portfolio'). The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At December 31, 2000, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is the Fund's policy to declare dividends daily and pay them monthly to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

F. OTHER
The Trust accounts separately for the assets, liabilities, and operations of each of its funds. Expenses directly attributable to a fund are charged to that fund, while expenses that are attributable to the Trust are allocated among the funds in the Trust.

G. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- FEES AND TRANSACTIONS WITH AFFILIATES

The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ('Bankers Trust'), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative, custody and shareholder services to the Fund. The Trust has entered into an agreement with Investment Company Capital Corp., an indirect wholly owned subsidiary of Deutsche Bank AG, to provide transfer agency services to the Trust. All of these services are provided in return for a fee computed daily and paid monthly at an annual rate of .05% of the Fund's average daily net assets.

Bankers Trust has contractually agreed to waive its fees and reimburse expenses of the Fund through April 30, 2002, to the extent necessary, to limit all expenses to .05% of the average daily net assets of the Fund,

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                                        9

Liquid Assets Fund Institutional
--------------------------------------------------------------------------------
NOTES TOFINANCIAL STATEMENTS

excluding expenses of the Portfolio, and .16% of the average daily net assets of the Fund, including expenses of the Portfolio.

ICC Distributors, Inc. provides distribution services to the Fund.

NOTE 3 -- SUBSEQUENT EVENT
On January 24, 2001, the Fund changed its name from Liquid Assets Institutional to Liquid Assets Fund Institutional.

NOTE 4 -- CAPITAL LOSSES

At December 31, 2000 capital loss carryforwards available as a reduction against future net realized capital gains consisted of $14,391 which will expire in December 2008. In addition, the Fund has deferred post October capital losses of $3,340 to next year.

--------------------------------------------------------------------------------
                                       10

Liquid Assets Fund Institutional
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of BT Institutional Funds and Shareholders of Liquid Assets Fund Institutional

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liquid Assets Fund Institutional (one of the funds comprising BT Institutional Funds, hereafter referred to as the 'Fund') at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 2, 2001

--------------------------------------------------------------------------------
                                       11

Liquid Assets Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2000


  PRINCIPAL
     AMOUNT   SECURITY                            VALUE
-----------   --------                            -----

              COMMERCIAL PAPER(1) -- 37.84%
              Aegon Funding Corp,
$31,000,000    6.52%, 2/13/01 ..........  $  30,758,579

              Asset Portfolio Funding Corp.:
 23,000,000    6.59%, 1/11/01 ..........     22,957,897
 25,000,000    6.40%, 3/15/01 ..........     24,675,556
 15,000,000    6.37%, 3/16/01 ..........     14,803,592

              Associates First Capital Corp.,
 10,000,000    6.51%, 3/23/01 ..........      9,853,525

              Associates Corp. NA:
 25,000,000    6.55%, 1/22/01 ..........     24,904,479
 25,000,000    6.53%, 1/23/01 ..........     24,900,236
 15,000,000    6.53%, 1/25/01 ..........     14,934,700

              BAE Systems Holdings:
 25,000,000    6.46%, 3/28/01 ..........     24,614,194
 10,000,000    6.36%, 5/25/01 ..........      9,745,600

              Bank of America Corp.:
 20,000,000    6.48%, 2/23/01 ..........     19,809,200
 20,000,000    6.31%, 5/25/01 ..........     19,495,200

              Bellsouth Capital Funding Corp.,
 30,000,000    6.55%, 2/7/01 ...........     29,798,042

              Corporate Asset Funding Co., Inc.,
 17,000,000    6.57%, 1/16/01 ..........     16,953,463

              Campbell Soup Co.,
 25,000,000    6.38%, 6/4/01 ...........     24,317,694

              Compass Securitization LLC:
 25,000,000    6.55%, 2/22/01 ..........     24,763,833
 20,861,000    6.40%, 3/15/01 ..........     20,590,271

              Corporate Receivables Corp.,
 25,000,000    6.53%, 2/27/01 ..........     24,741,521

              Credit Suisse First Boston, Inc.:
 10,000,000    6.55%, 2/26/01 ..........      9,898,111
 20,000,000    6.50%, 3/1/01 ...........     19,786,944
 35,000,000    6.50%, 3/13/01 ..........     34,551,319

              Cregem NA,
 35,328,000    6.54%, 1/17/01 ..........     35,225,313

              Delaware Funding Corp.,
 17,692,000    6.40%, 2/20/01 ..........     17,534,738

              Den Danske Corp.,
 25,000,000    6.55%, 1/22/01 ..........     24,904,479




  PRINCIPAL
     AMOUNT   SECURITY                            VALUE
-----------   --------                            -----

              Fortis Funding LLC:
$22,000,000    6.45%, 3/27/01 ..........  $  21,664,958
 10,000,000    6.45%, 3/30/01 ..........      9,842,333
 25,000,000    6.43%, 4/30/01 ..........     24,468,632

              Gannett Co. Inc.,
 30,000,000    6.515%, 2/27/01 .........     29,690,538

              GE Capital International Funding, Inc.:

 40,000,000    6.50%, 1/2/01 ...........     39,992,778
 25,000,000    6.51%, 2/27/01 ..........     24,742,313

              General Electric Capital Corp.,
 20,000,000    6.50%, 1/29/01 ..........     19,898,889

              GE Financial Assurance Holdings, Inc.,
 18,000,000    6.50%, 1/2/01 ...........     17,996,750

              Glaxo Wellcome PLC:
 30,000,000    6.50%, 2/7/01 ...........     29,799,583
 20,000,000    6.50%, 2/8/01 ...........     19,862,778
 30,000,000    6.50%, 2/22/01 ..........     29,718,333

              Goldman Sachs Group, Inc.:
 36,000,000    6.55%, 1/2/01 ...........     35,993,450
 20,000,000    6.56%, 1/19/01 ..........     19,934,400

              Greyhawk Funding LLC,
 20,000,000    6.53%, 1/19/01 ..........     19,934,500

              JP Morgan & Co.,
 30,000,000    6.55%, 1/2/01 ...........     29,994,542

              Monte Rosa Capital Corp.:
 25,000,000    6.56%, 1/8/01 ...........     24,968,111
 20,000,000    6.56%, 1/18/01 ..........     19,938,044

              National Rural Utilities:
 13,000,000    6.45%, 4/11/01 ..........     12,767,083
 10,000,000    6.43%, 4/25/01 ..........      9,796,383

              Paccar Financial Corp.,
 23,725,000    6.55%, 2/20/01 ..........     23,509,168

              Park Avenue Receivables Corp.,
 35,000,000    6.56%, 1/26/01 ..........     34,840,556

              Quincy Capital Corp.,
 23,000,000    6.66%, 1/5/01 ...........     22,982,980

              Receivables Capital Corp.,
 10,000,000    6.44%, 5/2/01 ...........      9,783,544


See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2000


  PRINCIPAL
     AMOUNT   SECURITY                            VALUE
-----------   --------                            -----

              Rio Tinto Ltd.,
$25,000,000    6.51%, 2/14/01 ..........  $  24,801,083

              Santander Finance Delaware Inc.,
  6,553,000    6.55%, 1/24/01 ..........      6,525,578

              Sheffield Receivables Corp.:
 30,000,000    6.63%, 1/8/01 ...........     29,961,325
 10,000,000    6.57%, 1/16/01 ..........      9,972,625
 15,000,000    6.56%, 1/18/01 ..........     14,953,533
 25,000,000    6.57%, 1/24/01 ..........     24,895,063
 20,000,000    6.50%, 3/2/01 ...........     19,783,333
 15,000,000    6.21%, 5/1/01 ...........     14,689,500

              Transamerica Finance Corp.:
 25,000,000    6.53%, 1/19/01 ..........     24,918,375
 40,000,000    6.34%, 2/27/01 ..........     39,598,467
 15,000,000    6.48%, 3/1/01 ...........     14,840,700

              Verizon Network Funding Corp.:
 17,000,000    6.64%, 1/16/01 ..........     16,952,967
 13,890,000    6.60%, 1/30/01 ..........     13,816,152

              Windmill Funding Corp.,
 10,000,000    6.62%, 1/22/01 ..........      9,961,383
                                          -------------
TOTAL COMMERCIAL PAPER
   (Amortized Cost $1,322,309,216) .....  1,322,309,216
                                          -------------

              MEDIUM-TERM NOTE-- 0.37%
              General Electric Capital Corp.,
 13,000,000    7.38%, 5/23/01 ..........     13,000,000
                                          -------------
TOTAL MEDIUM-TERM NOTE
   (Amortized Cost $13,000,000) ........     13,000,000
                                          -------------

              EURODOLLAR TIME DEPOSITS -- 18.10%
              Allied Irish Banks PLC,
 25,000,000    6.66%, 4/30/01 ..........     25,000,000

              Canadian Imperial Bank of Commerce,
 75,000,000    6.50%, 1/2/01 ...........     75,000,000

              Commerzbank AG:
 25,000,000    6.43%, 4/17/01 ..........     25,000,000

              Credit Argricole Indosuez SA,
100,000,000    5.50%, 1/2/01 ...........    100,000,000

              Danske Bank AS,
130,000,000    6.438%, 1/2/01 ..........    130,000,000




  PRINCIPAL
     AMOUNT   SECURITY                            VALUE
-----------   --------                            -----

              Landesbank Baden Wurttemberg:
$25,000,000    6.67%, 3/30/01 ..........  $  25,000,000
 40,000,000    6.64%, 5/15/01 ..........     40,000,000
 50,000,000    6.625%, 5/31/01 .........     50,000,000

              Suntrust Bank, Atlanta,
125,000,000    6.50%, 1/2/01 ...........     46,685,236

              UBS AG,
115,672,819    5.50%, 1/2/01 ...........    115,672,819
                                          -------------
TOTAL EURODOLLAR TIME DEPOSITS
   (Amortized Cost $632,358,055) .......    632,358,055
                                          -------------

              CERTIFICATES OF DEPOSIT -- 1.52%
              Bank of America NA,
  8,000,000    6.47%, 3/16/01 ..........      7,993,182

              Harris Trust & Savings Bank,
 45,000,000    6.52%, 2/1/01 ...........     45,000,000
                                          -------------
TOTAL CERTIFICATES OF DEPOSIT
   (Amortized Cost $52,993,182) ........     52,993,182
                                          -------------

              EURODOLLAR CERTIFICATES
              OF DEPOSIT -- 9.64%
              Alliance & Leicester PLC,
 15,000,000    6.64%, 3/15/01 ..........     15,000,000

              Banca Commerciale Italiana SpA,
 15,000,000    6.705%, 1/8/01 ..........     15,000,014

              Banca Intesa SpA:
 40,000,000    6.675%, 1/18/01 .........     40,000,093
 40,000,000    6.66%, 1/22/01 ..........     40,000,115
 40,000,000    6.70%, 2/12/01 ..........     40,001,027

              Bayerische Hypo-und Vereinsbank,
 20,000,000    6.82%, 1/8/01 ...........     20,000,278

              Commerzbank AG,
 25,000,000    6.67%, 4/17/01 ..........     25,000,810
 12,000,000    6.27%, 6/20/01 ..........     12,010,016

              Landesbank Hessen-Thuringen Girozentrale,
 30,000,000    6.74%, 1/16/01 ..........     30,000,000

              Landesbank Baden Wurttemberg,
 20,000,000    6.65%, 1/23/01 ..........     20,000,000

See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2000


  PRINCIPAL
     AMOUNT   SECURITY                            VALUE
-----------   --------                            -----

              Nordeutsche Landesbank Girozentrale:
$30,000,000    6.82%, 1/8/01 ...........  $  30,000,113
 25,000,000    6.63%, 2/15/01 ..........     25,000,000

              Svenska Handelbanken AB,
 25,000,000    6.45%, 4/17/01 ..........     25,005,193
                                          -------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
   (Amortized Cost $337,017,659) .......    337,017,659
                                          -------------

              YANKEE CERTIFICATES
              OF DEPOSIT -- 6.98%
              Banco Bilbao Vizcaya Argentaria SA,
 25,000,000    6.64%, 3/8/01 ...........     25,000,000

              Bank of Austria,
  5,000,000    6.55%, 1/31/01 ..........      4,999,805

              Bank of Nova Scotia,
 15,000,000    6.743%, 2/16/01 .........     14,998,969

              Banque Nationale De Paris,
 10,000,000    6.70%, 2/20/01 ..........      9,999,350

              Bayerische Landesbank Girozentrale,
 18,000,000    6.68%, 1/16/01 ..........     18,000,073

              Bayerische Hypo-und Vereinsbank AG:
 33,000,000    6.64%, 2/13/01 ..........     33,000,000
 13,000,000    6.77%, 2/22/01 ..........     12,999,122

              Canadian Imperial Bank of Commerce,
 25,000,000    6.61%, 3/26/01 ..........     25,000,000

              Commerzbank AG,
 15,000,000    6.70%, 2/20/01 ..........     14,999,026

              Credit Agricole Indosuez SA,
 18,000,000    6.09%, 6/28/01 ..........     18,000,000

              Dresdner Bank AG,
 12,000,000    6.10%, 6/28/01 ..........     12,000,000

              Societe Generale,
 30,000,000    6.74%, 1/16/01 ..........     30,000,000

              Svenska Handelsbanken AB,
 25,000,000    6.77%, 3/21/01                24,997,947
                                          -------------

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (Amortized Cost $243,994,292) .......    243,994,292
                                          -------------


  PRINCIPAL
     AMOUNT   SECURITY                            VALUE
-----------   --------                            -----

              FLOATING RATE NOTES(4)-- 21.41%
              Abbey National Treasury Service PLC,
               Monthly Variable Rate,
$10,000,000    6.61%, 6/15/01 ..........  $   9,996,478
 30,000,000    6.558%, 10/25/01 ........     29,987,795

              America Honda Financial,
               Monthly Variable Rate,
 25,000,000    6.814%, 8/2/01 ..........     25,000,000

              American Express Centurion,
               Monthly Variable Rate,
 20,000,000    6.608%, 2/23/01 .........     20,000,000

              Asset Securitization Cooperative Corp.,
               Monthly Variable Rate,
 25,000,000    6.645%, 1/12/01 .........     24,999,836

              AT&T Corp.,
               Monthly Variable Rate,
107,000,000    6.668%, 3/8/01 ..........    106,993,753
               Quarterly Variable Rate:
 20,000,000    6.701%, 6/14/01 .........     20,000,000
 10,000,000    6.819%, 7/13/01 .........      9,999,984

              Bank of America Corp.,
               Monthly Variable Rate,
 20,000,000    6.67%, 1/25/01 ..........     20,000,000

              Bayerische Hypo-und Vereinsbank,
               Monthly Variable Rate,
 25,000,000    6.563%, 2/26/01 .........     24,998,123

              Bayerische Landesbank Girozentrale,
               Monthly Variable Rate:
 25,000,000    6.566%, 2/28/01 .........     24,998,061
 35,000,000    6.578%, 10/25/01 ........     34,988,575

              Commerzbank AG,
               Monthly Variable Rate:
 25,000,000    6.598%, 4/26/01 .........     24,997,684
 30,000,000    6.771%, 8/1/01 ..........     29,994,022

              Computer Sciences Corp.,
               Monthly Variable Rate,
 10,000,000    6.848%, 12/27/01 ........     10,000,000

              Credit Suisse First Boston, Inc.,
               Daily Variable Rate,
 20,000,000    6.93%, 2/20/01 ..........     19,999,729


See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2000



  PRINCIPAL
     AMOUNT   SECURITY                            VALUE
-----------   --------                            -----

              Goldman Sachs & Co.,
               Quarterly Variable Rate:
$15,000,000    7.228%, 1/16/01 .........  $  15,002,011
 20,000,000    6.94%, 1/25/01 ..........     20,002,392

              J.P. Morgan Securities Inc.,
               Monthly Variable Rate,
 10,000,000    6.689%, 3/16/01 .........     10,000,000

              Merrill Lynch & Co., Inc.,
               Monthly Variable Rate:
 20,000,000    6.679%, 4/17/01 .........     19,999,382
 20,000,000    6.679%, 4/18/01 .........     19,999,425

              Morgan Stanley Dean Witter & Co.,
               Monthly Variable Rate:
 35,000,000    6.713%, 1/29/01 .........     35,000,000
 20,000,000    6.679%, 3/16/01 .........     20,000,000

              SBC Communications, Inc.,
               Quarterly Variable Rate:
 20,000,000    6.753%, 5/1/01 ..........     20,000,000
 15,000,000    6.709%, 5/15/01 .........     14,999,463

              Societe Generale,
               Monthly Variable Rate:
 30,000,000    6.64%, 1/19/01 ..........     29,999,123
 45,000,000    6.578%, 6/29/01 .........     44,986,723

              Toyota Motor Credit Corp.,
               Quarterly Variable Rate,
 25,000,000    6.744%, 12/7/01 .........     25,000,000

              Unilever Capital Corp.,
               Quarterly Variable Rate,
 11,000,000    6.708%, 9/7/01 ..........     11,001,878

              Westdeutsche Landesbank Girozentrale,
               Monthly Variable Rate,
 25,000,000    6.568%, 2/26/01 .........     24,998,123
                                          -------------
TOTAL FLOATING RATE NOTES
   (Amortized Cost $747,942,560) .......    747,942,560
                                          -------------

  PRINCIPAL
     AMOUNT   SECURITY                            VALUE
-----------   --------                            -----

              FUNDING AGREEMENTS(4) -- 3.58%
              Allstate Life Insurance Co.,
               Quarterly Variable Rate,(2)
$ 5,000,000    6.85%, 7/2/01 ...........  $   5,000,000

              First Allmerica Financial Life Insurance,
               Quarterly Variable Rate:(2)
 10,000,000    6.845%, 1/29/01 .........     10,000,000
 15,000,000    6.889%, 8/1/01 ..........     15,000,000

              General Electric Life & Annuity,
               Monthly Variable Rate:(2)
 25,000,000    6.884%, 6/1/01 ..........     25,000,000
 20,000,000    6.795%, 9/4/01 ..........     20,000,000

              Travelers Insurance,
               Quarterly Variable Rate:(2)
 30,000,000    6.785%, 2/23/01 .........     30,000,000
 20,000,000    6.84%, 4/2/01 ...........     20,000,000
                                          -------------
TOTAL FUNDING AGREEMENTS
   (Amortized Cost $125,000,000) .......    125,000,000
                                          -------------
TOTAL INVESTMENTS
   (Amortized Cost
     $3,474,614,964)(3)...     99.44%    $3,474,614,964

OTHER ASSETS IN EXCESS
   OF LIABILITIES               0.56         19,470,387
                               ------    --------------
NET ASSETS                     100.00%   $3,494,085,351
                               ======    ==============


--------------------------------------------------------------------------------
(1) Interest rates for commercial paper represent discount rates at the time of purchase.
(2)  Illiquid securities.
(3)  Also aggregate cost for federal tax purposes.
(4)  Stated maturity is final maturity not next reset date.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Liquid Assets Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                               DECEMBER 31, 2000
                                                               -----------------
ASSETS
   Investment at value (amortized cost of $3,474,614,964) ....    $3,474,614,964
   Interest receivable .......................................        19,284,958
   Cash ......................................................           499,996
   Prepaid expenses and other ................................                72
                                                                  --------------
Total assets .................................................     3,494,399,990
                                                                  --------------
LIABILITIES
   Due to Bankers Trust ......................................           287,141
   Accrued expenses and other ................................            27,498
                                                                  --------------
Total liabilities ............................................           314,639
                                                                  --------------
NET ASSETS ...................................................    $3,494,085,351
                                                                  ==============
COMPOSITION OF NET ASSETS
   Paid-in capital ...........................................    $3,494,085,351
                                                                  --------------
NET ASSETS ...................................................    $3,494,085,351
                                                                  ==============

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Liquid Assets Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                              FOR THE YEAR ENDED
                                                               DECEMBER 31, 2000
                                                              ------------------
INVESTMENT INCOME
   Interest ...............................................       $ 248,653,896
                                                                  -------------
EXPENSES
   Advisory fees ..........................................           5,753,688
   Administration and services fees .......................           1,976,654
   Professional fees ......................................              32,595
   Trustees fees ..........................................               6,587
   Miscellaneous ..........................................              29,540
                                                                  -------------
Total expenses ............................................           7,799,064
Less: fee waivers or expense reimbursements ...............          (3,546,572)
                                                                  -------------
Net expenses ..............................................           4,252,492
                                                                  -------------
NET INVESTMENT INCOME .....................................         244,401,404

NET REALIZED LOSS ON INVESTMENT TRANSACTIONS ..............             (17,731)
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ................       $ 244,383,673
                                                                  =============

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Liquid Assets Portfolio
--------------------------------------------------------------------------------
STATEMENTS OFCHANGES IN NET ASSETS


                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                                       2000                1999
                                                           ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ...............................   $    244,401,404    $    177,563,816
   Net realized gain (loss) from investment transactions            (17,731)             17,616
                                                           ----------------    ----------------
Net increase in net assets from operations .............        244,383,673         177,581,432
                                                           ----------------    ----------------
CAPITAL TRANSACTIONS
   Proceeds from capital invested ......................     13,843,361,688      11,781,710,267
   Value of capital withdrawn ..........................    (13,929,582,437)    (12,013,078,419)
                                                           ----------------    ----------------
Net decrease in net assets from capital transactions ...        (86,220,749)       (231,368,152)
                                                           ----------------    ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ................        158,162,924         (53,786,720)
NET ASSETS
   Beginning of year ...................................      3,335,922,427       3,389,709,147
                                                           ----------------    ----------------
   End of year .........................................   $  3,494,085,351    $  3,335,922,427
                                                           ================    ================


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Liquid Assets Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Contained below are selected supplemental data and ratios to average net assets for each period indicated for Liquid Assets Portfolio.

                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                     2000          1999          1998          1997         1996
                                               ----------    ----------    ----------    ----------   ----------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) .........................  $3,494,085    $3,335,922    $3,389,709    $3,331,360   $1,952,085
   Ratios to average net assets:
     Net investment income ..................        6.33%         5.11%         5.47%         5.52%        5.32%
     Expenses after waivers .................        0.11%         0.11%         0.11%         0.11%        0.03%
     Expenses before waivers ................        0.20%         0.20%         0.20%         0.20%        0.20%

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Liquid Assets Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
The Liquid Assets Portfolio (the 'Portfolio'), a series of BT Investment Portfolios, is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as an open-end management investment company. The Portfolio was organized on March 26, 1990, as an unincorporated trust under the laws of New York and began operations on June 7, 1993. The Declaration of Trust permits the Board of Trustees (the 'Trustees') to issue beneficial interests in the Portfolio.

On September 15, 1995, the Portfolio temporarily suspended its operations due to a withdrawal of investments by BT Investment Liquid Assets Fund. On December 11, 1995, the Portfolio resumed its operations as a result of an investment made by the Institutional Liquid Assets Fund.

B. VALUATION OF SECURITIES
Investments are valued at amortized cost, which is in accordance with Rule 2a-7 of the Investment Company Act of 1940.

C. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. REPURCHASE AGREEMENTS
The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Adviser, subject to the seller's agreement to repurchase and the Portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

Each   Portfolio   may  enter  into   tri-party   repurchase   agreements   with
broker-dealers and domestic banks. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults.

E. FEDERAL INCOME TAXES
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required.

F. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- FEES AND TRANSACTIONS WITH AFFILIATES

The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ('Bankers Trust'), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative and custody services to the Portfolio. These services are provided in return for a fee computed daily and paid monthly at an annual rate of .05% of the Portfolio's average daily net assets.

--------------------------------------------------------------------------------
                                       20

Liquid Assets Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust a fee computed daily and paid monthly at an annual rate of .15% of the Portfolio's average daily net assets.

Bankers Trust has contractually agreed to waive its fees and reimburse expenses of the Portfolio through April 30, 2002, to the extent necessary, to limit all expenses to .11% of the average daily net assets of the Portfolio.


At December 31, 2000, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $200,000,000, which expires April 27, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for this fund under the credit facility for the year ended December 31, 2000.

--------------------------------------------------------------------------------
                                        21

Liquid Assets Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Holders of Beneficial Interest of Liquid Assets Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liquid Assets Portfolio (hereafter referred to as the 'Portfolio') at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 2, 2001

--------------------------------------------------------------------------------
                                       22

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    P.O. BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call our toll-free number:       1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche  Asset  Management  is the  marketing  name  in the  US for  the  asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown, Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


Liquid Assets Fund Institutional                                CUSIP #055924864
                                                                 1720ANN (12/00)

Distributed by:
ICC Distributors, Inc.